Exhibit 99



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FirstEnergy Corp. Savings Plan (the "Plan") on Form 11-K/A for the year ending December 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
J. Mileski, Chairman of the Savings Plan Committee, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


     (1) The Report fully complies, in all material respects, with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




                                               /s/ Stephen J. Mileski
                                            -----------------------------
                                                   Stephen J. Mileski
                                                    Chairman of the
                                                 Savings Plan Committee
                                                    June 30, 2003